Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 26, 2024 (the “Amendment Effective Date”), by and among e.l.f. Cosmetics, Inc., a Delaware corporation (“e.l.f. Cosmetics”), J.A. RF, LLC, a Delaware limited liability company (“J.A. RF”), W3LL People, Inc., a Delaware corporation (“W3LL”; collectively with e.l.f. Cosmetics and J.A. RF, the “Borrowers”), e.l.f. Beauty, Inc., a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (in its individual capacity, “BMO”), as Administrative Agent, an L/C Issuer and a Lender, and each Lender signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, Holdings, the other Loan Parties party thereto, BMO, as Administrative Agent, an L/C Issuer and a Lender, and the other Lenders from time to time party thereto are parties to that certain Amended and Restated Credit Agreement dated as of April 30, 2021 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

2. Amendments to Credit Agreement.

a. Section 7.06(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(h) Holdings and the other Loan Parties may (or may make a Restricted Payment to permit any direct or indirect parent to) make any Restricted Payment; provided, that after giving effect to such payment, the Consolidated Total Net Leverage Ratio is not greater than 2.75 to 1.00 on a Pro Forma Basis computed as of the last day of the most recently ended fiscal period for which financial statements have been delivered or were required to be delivered pursuant to Section 6.01(a) or (b);

b. Section 7.06(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(m) [Reserved];

3. Conditions to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a. the execution and delivery of this Amendment by the Administrative Agent, the Lenders, the Borrowers and each other Loan Party; and

b. all accrued costs, fees and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to Administrative Agent) due and payable to Administrative Agent pursuant to this Amendment and the Credit Agreement, in each case, on or before the Amendment Effective Date shall have been paid, to the extent set forth hereunder or otherwise invoiced with reasonable detail at least two (2) Business Days prior to the Amendment Effective Date.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

a. after giving effect to this Amendment on the Amendment Effective Date, the representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representations and warranties were true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) as of such earlier date;

b. after giving effect to this Amendment, such Loan Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization;

c. such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

d. the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement, as amended hereby, have, in each case, been duly authorized by all necessary organizational action and (A) do not and will not (i) contravene the terms of its Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.02 of the Credit Agreement) (x) any Contractual Obligation to which such Person is a party or (y) any order, injunction, writ or decree of any Governmental Authority, (iii) violate any Law material to any Loan Party or Subsidiary in any material respect, except with respect to any conflict, breach, or contravention referred to in clause (A)(ii), to the extent that such conflict, breach or contravention would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) do not or will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for (i) filings necessary to perfect Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent for the benefit of the Lender Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given or made and are in full force and effect or (iii) if the failure to obtain the same, take such action or give such notice could reasonably be expected to result in a Material Adverse Effect;

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e. this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

f. no Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment on the Amendment Effective Date.

5. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby. This Amendment is a Loan Document for purposes of the Credit Agreement.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf or .tiff files) shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment except as permitted by the Credit Agreement.

8. Governing Law and Jurisdiction. SECTION 10.14 (GOVERNING LAW; JURISDICTION; ETC.) IS INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

9. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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10. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

11. Fees and Expenses. To the extent required by Section 10.04 of the Credit Agreement, Borrowers agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs, fees and expenses due and payable to Administrative Agent pursuant to this Amendment and the Credit Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

HOLDINGS:	E.L.F. BEAUTY, INC.
a Delaware corporation

	By:	/s/ Scott K. Milsten
	Name:	Scott K. Milsten
	Title:	General Counsel and Secretary

BORROWERS:	E.L.F. COSMETICS, INC.,
a Delaware corporation
J.A. RF, LLC,
a Delaware limited liability company
W3LL PEOPLE, INC.,
a Delaware corporation

	By:	/s/ Scott K. Milsten
	Name:	Scott K. Milsten
	Title:	General Counsel and Secretary

SUBSIDIARY	NATURIUM HOLDINGS, INC.,
GUARANTORS:	a Delaware corporation
NATURIUM LLC,
a Delaware limited liability company

	By:	/s/ Scott K. Milsten
	Name:	Scott K. Milsten
	Title:	Senior Vice President, General Counsel and
Secretary

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and as a Lender

By:	/s/ Chris Kaberle
Name:	Chris Kaberle
Title:	Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

U.S. Bank National Association, as a Lender

By:	/s/ Jimmy Valdivizeo
Name:	Jimmy Valdiviezo
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

M&T Bank, as a Lender

By:	/s/ Kathryn Williams
Name:	Kathryn Williams
Title:	SVP

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Jorge Selvas
Name:	Jorge Selvas
Title:	Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Bank of America, N.A., as a Lender

By:	/s/ Jason Eshler
Name:	Jason Eshler
Title:	Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]